SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 21, 2009

 Zynex, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

8022 Southpark Circle, Suite 100, Littleton, CO	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01.  Other Events

Zynex, Inc. (the “Company”) announces the publication on September 21, 2009 of an interview with the Company’s Chief Executive Officer, Thomas Sandgaard, with The Wall Street Transcript.  The Transcript of the interview as set forth in that publication, which Transcript is incorporated herein by reference, is attached as an exhibit to this Form 8-K Report.

Item 9.01.  Financial Statements and Exhibits

The following exhibit accompanies this Report:

Exhibit No.	Document

99.1	Copy of Transcript of Interview of Thomas Sandgaard, the Company’s Chief Executive Officer, as set forth in The Wall Street Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc. (Registrant)

Date: September 21, 2009	By:	/s/ Fritz Allison
Fritz Allison Chief Financial Officer

Exhibit Index

Exhibit No.	Document

99.1	Copy of Transcript of Interview of Thomas Sandgaard, the Company’s Chief Executive Officer, as set forth in The Wall Street Transcript.